                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                       -------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 13, 1998

                            --------------------

                         BARRINGER LABORATORIES, INC.
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
              --------------------------------------------------
                (State or other jurisdiction of incorporation)

              0-8241                                       84-0951626
-----------------------------------            -------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)

      15000 West 6th Avenue, Suite 300, Golden, CO            80401-5047
   --------------------------------------------------       ---------------
       (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number, including area code:  303/277-1687

                                Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On April 13, 1998, the Company entered into subscription agreements and registration rights agreements with the parties identified on Exhibit 1 to this Form 8-K, and a reimbursement agreement with R. Scott Asen and J. Francis Lavelle, both of whom are directors of the Company. The registration rights agreements and reimbursement agreement are attached hereto as Exhibits 2 and 3, respectively. These agreements were entered into in connection with the offer and sale of 1,666,663 shares (collectively, "Shares") of the Company's common stock in a private placement to the parties identified on
Exhibit 1, for a collective purchase price of $500,000. The purchase price per Share was $0.30. Prior to April 13, 1998, the share price at which the Company's common stock last traded was $.56 bid and $.75 asked, and the last trade occurred on or about April 9, 1998 at $.75 per Share. Because of the difference between the issuance price and the most recent trading price, the Company is evaluating the amount of the possible second quarter charge, if any, to compensation expense (a non-cash charge).

     As disclosed in its Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 1997, in early 1998 the Company learned that certain employees in one section of its environmental laboratory did not consistently follow laboratory procedures as set forth in the Company's Standard Operating Procedures and applicable test methods. Management believes the employee practices in question may have affected a small percentage of the soil and water test results reported to clients of the environmental laboratory. The Company then commenced an internal investigation, engaged outside advisors to assist in the investigation, and initiated corrective actions. This investigation is not yet complete. In addition, the Company informed the EPA of the investigation and its corrective action program. The Company intends to cooperate fully with all regulatory agencies with respect to the matter. To date, no agency or other party has brought or threatened any action or proceeding against the Company. In light of the above development, the Company has taken broad corrective action measures.

     Given the uncertainty surrounding the outcome of the Company's investigation and its related costs as described above, the Company determined that it needed additional capital and proceeded with the sale of Shares.

     Prior to issuance of the Shares, there were 1,590,649 shares of common stock issued and outstanding. Following issuance of the Shares, the number of issued and outstanding shares of common stock is now 3,257,312.

     Prior to the issuance of the Shares, the only persons known by the Company that owned or controlled 5% or more of the Company's common stock were as follows:

Name of Beneficial Owner      Number of Shares          Percent of Class
------------------------      ----------------          ----------------
R. Scott Asen                 160,400(1)(2)(3)                10.1%

John P. Holmes, III           247,969(4)                      15.1

J. Francis Lavelle            245,469(5)                      15.0

C.F. Wasser                   141,438                          8.8

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(1)  Includes 5,814 shares of the Company's common stock held by an account titled, "Dean Witter Reynolds C/F David V. Foster IRA Rollover dated 2/17/95." Mr. Asen manages this account and disclaims beneficial ownership of all shares owned by this account.

(2) Includes 8,721 shares of the Company's common stock held by an account titled, "Asen and Co., Inc. FBO SDFJ, Inc." Mr. Asen manages this account and disclaims beneficial ownership of all shares owned by this account.

(3) Includes 5,814 shares of the Company's common stock held by an account titled, "Victoria Street." Mr. Asen manages this account and disclaims beneficial ownership of all shares owned by this account.

(4) Includes 50,469 of the Company's warrants. Each warrant entitles Mr. Holmes to purchase one share of the Company's common stock upon an average payment of $1.11. Each warrant is exercisable for a period of five years after date of issue.

(5) Includes 50,469 of the Company's warrants. Each warrant entitles Mr. Lavelle to purchase one share of the Company's common stock upon an average payment of $1.11. Each warrant is exercisable for a period of five years after date of issue.

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     Following the issuance of the Shares, the only persons known to the
Company who own or control 5% or more of the Company's common stock are as follows:

Name of Beneficial Owner       Number of Shares         Percent of Class
------------------------       ----------------         ----------------
R. Scott Asen                    1,064,564(1)                32.7%

John P. Holmes, III                247,969(2)                 7.6

J. Francis Lavelle                 641,302(3)                19.7

NMBM Investment Group              250,000                    7.7

AB Associates LP                   250,000(4)                 7.7

---------------
(1) Includes shares of the Company's common stock held by the following accounts which Mr. Asen manages. He disclaims beneficial ownership of all shares in the named accounts.

     Name                          Number of Shares in Account
     ----                          ---------------------------
     Dean Witter Reynolds
     C/F David V. Foster
     Rollover dated 2/17/95                 22,480

     Asen and Co., Inc. FBO
     SDFJ, Inc.                             42,054

     Victoria Street                        22,480

     AB Associates LP                       250,000

     Woodmere Coast Investments             33,333

     Nicole Miller and Kim Taipale          16,666

(2) Includes 50,469 of the Company's warrants. Each warrant entitles Mr. Holmes to purchase one share of the Company's common stock upon an average payment of $1.11. Each warrant is exercisable for a period of five years after date of issue.

(3) Includes 50,469 of the Company's warrants. Each warrant entitles Mr. Lavelle to purchase one share of the Company's common stock upon an average payment of $1.11. Each warrant is exercisable for a period of five years after date of issue.

(4) These shares are also listed as beneficially owned by Mr. Asen, as he manages this account. He disclaims beneficial ownership of the shares in the account.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed herewith:

Name of Exhibit                                                      Exhibit No.
---------------                                                      -----------
List of persons to whom Shares were issued                                 1

Registration Rights Agreement, with execution in counterparts              2

Reimbursement Agreement                                                    3

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: May 19, 1998

                         BARRINGER LABORATORIES, INC.


                         By: /s/ J. Graham Russell
                             ------------------------------
                             J. Graham Russell, President




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